UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 13, 2025

SITIO ROYALTIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-41585	88-4140242
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1401 Lawrence Street, Suite 1750 Denver, Colorado 80202
(Address of principal executive office and Zip Code)

(720) 640-7620
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	STR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 13, 2025, Sitio Royalties Corp. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on three proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2025 (the “Proxy Statement”).
There were 77,977,229 shares of Class A common stock, par value $0.0001 per share (the “Class A common stock”), and 73,391,244 shares of Class C common stock, par value $0.0001 per share (the “Class C common stock,” and, together with the Class A common stock, the “common stock”), outstanding, respectively on March 21, 2025, the record date (the “Record Date”) for the Annual Meeting. At the Annual Meeting, the holders of 141,121,397 shares of common stock, voting as a single class, were represented in person or by proxy, representing approximately 93.23% of the total outstanding shares as of the Record Date, which constituted a quorum.
The final voting results with respect to each proposal are set forth in the following tables.
Proposal 1 – Election of Directors
The results of the vote to elect the nine nominees identified in the Proxy Statement to serve as directors until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified were as follows:

Nominee	For	% For	Withheld	Broker Non-Votes
Noam Lockshin	129,312,054	96.49%	4,703,503	7,105,840
Christopher L. Conoscenti	133,610,009	99.70%	405,548	7,105,840
Morris R. Clark	133,470,889	99.59%	544,668	7,105,840
Alice E. Gould	133,389,378	99.53%	626,179	7,105,840
Claire R. Harvey	126,544,486	94.43%	7,471,071	7,105,840
Gayle L. Burleson	133,483,914	99.60%	531,643	7,105,840
Jon-Al Duplantier	133,212,930	99.40%	802,627	7,105,840
Richard K. Stoneburner	126,676,794	94.52%	7,338,763	7,105,840
John R. (“J.R.”) Sult	124,730,221	93.07%	9,285,336	7,105,840
Proposal 2 – Non-Binding Advisory Vote to Approve Company’s Compensation of Named Executive Officers
The results of the non-binding advisory vote to approve the Company’s compensation of its named executive officers were as follows:

For	% For	Against	Abstain	Broker Non-Votes
133,156,679	99.36%	662,086	196,792	7,105,840
Proposal 3 – Ratification of Independent Registered Public Accounting Firm
The results of the vote to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 were as follows:

For	% For	Against	Abstain
138,005,656	97.79%	3,016,759	98,982

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sitio Royalties Corp.

Date:	May 15, 2025	By:	/s/ Brett S. Riesenfeld
		Name:	Brett S. Riesenfeld
		Title:	Executive Vice President, General Counsel and Secretary